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                                                                     EXHIBIT 7.B



                        CONSENT OF MAYER, BROWN & PLATT

We hereby consent to the reference to our firm under the caption "Legal Matters" in the Additional Information section comprising a part of Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life Separate Account L1 with respect to File No. 33-74190.


                                    /s/ Mayer, Brown & Platt
                                    Mayer, Brown & Platt

Washington, D.C.
April 24, 1998